Exhibit 32.2

STELLAR RESOURCES LTD.

OFFICER’S CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Stellar Resources Ltd. (the “Company”) on Form 10-KSB for the fiscal year ending July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Rezac Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 13, 2005
                                                                                          /s/ Michael Rezac
                                                                                          Michael Rezac, Chief Financial Officer